Revolving Loan Agreement

     This revolving loan agreement (the "Agreement" or the "Loan Agreement") is entered into by and between The Yankee Companies, LLC., a Florida limited liability company ("Yankees"); The Yankee Companies, Inc., a Florida corporation ("Yankcorp"), and Explorations Group, Inc., a Delaware corporation ("Explorations", Yankees and Explorations being sometimes hereinafter collectively referred to as the "Parties" and each being sometimes hereinafter generically referred to as a "Party").

                                    Preamble:

          Whereas, Explorations requires significant capital for miscellaneous corporate purposes; and

          Whereas, Explorations is willing to pledge all of its assets, wherever located or whenever acquired, as security for such financing (the "Collateral"); and

          Whereas, the Parties entered into a loan agreement on or about, April 9, 2002 (the "Original Agreement") and Explorations and Yankcorp are parties to a consulting agreement that entitled Yankcorp to acquire 20% of Explorations outstanding and reserved securities (the "Consulting Agreement"), which the Parties and Yankcorp desire to consolidate into one instrument, as set forth below by amendment to the Original Agreement and cancellation of the Consulting Agreement, on the terms set forth below:

          Whereas, subject to the following terms and conditions, Yankees is willing to loan Explorations a sum of up to $100,000, on a revolving basis, upon the collateral security of the Collateral, subject to the terms and conditions set forth below:

          Now, Therefore, in consideration of the sum of $10, other good and valuable consideration, the receipt of which is hereby acknowledged, and, upon the mutual covenants and conditions contained herein, the Parties hereby agree as follows:

                                   Witnesseth:

1.        Definitions & Interpretation

    (a)   Definitions:

          The following terms, whether or not initially capitalized, will have the meanings set forth below:

          (1)  Accredited Investor:

               A person or entity that meets the asset, income or other requirements for treatment as an accredited investor specified in Rule 501 of Commission Regulation D promulgated under the Securities Act

          (2)  Affiliate:

               An entity or person that controls, is controlled by or is under common control with another person.

          (3)  Blue Sky Laws:

               State securities laws, regulations, rules and judicial and administrative decisions pertaining thereto.

          (4)  Explorations:

               The term for Explorations Group, Inc., a publicly held Delaware corporation and a Party to this Agreement, together with all of its subsidiaries.

          (5)  Explorations Financial Statements:

               Financial statements, including all related schedules and the notes thereto, of Explorations included in Explorations' last disclosure document complying with the requirements of Commission Rule 15c2-11, until such time as Explorations registers a class of securities with the Commission under Section 12(g) of the Securities Act, and thereafter, the term "Financial Statements" will mean Financial statements, including all related schedules and the notes thereto, of Explorations included in Explorations' last report filed on Commission Form 10-KSB; the reports on Commission Form 10-QSB filed subsequent thereto and the financial statements for subsidiaries subsequently acquired by Explorations included in current reports on Commission Form 8-K filed since the dates of the Subsequent Quarterly Reports (the "Subsequent Current Reports"); all such financial statements being hereinafter collectively and generically referred to as the "Explorations Financial Statements."

          (6)  Capital Stock:

               The generic term used for equity securities, whether common, preferred or otherwise.

          (7)  Preferred Stock:

               The shares of Explorations' Class A Non-Voting, Convertible Preferred Stock.

          (8)  Collateral:

               All of Explorations' assets, whenever acquired or wherever located, whether real or personal, tangible or intangible, current or inchoate, including, without limitation, all of the Capital Stock of its subsidiaries, rights under agreements, notes, financial accounts, intellectual property rights and all other things of whatever nature which the Parties may define as Collateral subject to this Agreement in any future agreements.

          (9)  Code:

               The Internal Revenue Code of 1986, as amended.

          (10) Commission:

               The United States Securities and Exchange Commission.

          (11) Consulting Agreement:

               The instrument creating the rights granted by Explorations to Yankcorp to acquire 20% of Explorations equity securities for $50,000, a copy of which is annexed hereto and made a part hereof as exhibit 1(a)-33.

          (12) Control Person:

               Any person who would be deemed a control person under Item 401(d) of Commission Regulation SB.

          (13) Convertible Bonds:

               The $50,000 in principal amount of negotiable promissory notes, secured by all of Explorations' assets as undivided beneficiaries with the holders of the Notes, which are, at the option of the holder, convertible into either shares of Explorations' Common Stock or Preferred Stock, as described in this Agreement.

          (14) Default:

               The occurrence of any of the following events during the term of this Agreement or any extensions or renewals thereof:

               (A) The failure of Explorations to pay any amount when due hereunder for a period of 20 business days after written notice by Yankees to Explorations;

               (B) The failure by Explorations to perform any material agreement or material undertaking under this Agreement or any other material agreement or material document given to evidence or secure any of the Secured Obligations;



                                 Loan Agreement - 2

               (C) The material inaccuracy of any warranty, representation, covenant or agreement made by Explorations to Yankees under this Agreement relating to any related document or this Agreement, at the time when made;

               (D) Explorations' insolvency, termination of business as a going concern or inability to pay debts generally as they become due;

               (E) The filing of a petition or order for relief under the bankruptcy laws or insolvency laws or for reorganization, composition, adjustment, or other relief of debtors under any law by or against Explorations if such petition is not dismissed within 30 days;

               (F) The making of an assignment for the benefit of creditors by Explorations or the appointment of a receiver or liquidator for Explorations;

               (G) The order by a court of competent jurisdiction winding up, or liquidation of, the affairs of Explorations;

               (H)  The dissolution of Explorations;

               (I) The initiation of a lawsuit or quasi-judicial or administrative proceeding by any person or entity or governmental instrumentality against Explorations or any part of the Collateral; or

               (J) Any event defined as a default under any of the agreements, Convertible Bonds, Note(s) or instruments ancillary to this Agreement.

          (15) Exchange Act:

               The Securities Exchange Act of 1934, as amended.

          (16) Exchange Act Reports:

               All reports filed by Explorations with the Commission pursuant to Sections 12(g), 13 and 15(d) of the Exchange Act.

          (17) GAAP:

               Generally accepted accounting principles, consistently applied.

          (18) Initial Funding Installment:

               The   aggregate   sum  already   advanced  to  or  on  behalf  of
               Explorations as of the date of this Agreement.

          (19) IRS:

               The United States Internal Revenue Service.

          (20) Knowledge:

               When used to qualify a representation or warranty, the word "knowledge" or any derivations or variations thereof, whether in the form of a word or phrase, will mean knowledge after reasonable inquiry by an executive officer of the legal entity on whose behalf the assertion is made and will include information that such legal entity should have had in the exercise of reasonable diligence.

          (21) Loans:

               The funds advanced by Yankees to Explorations  from time to time,
               including   all  funds   heretofore   advanced   by   Yankees  to
               Explorations, which are the objects of this Agreement.

          (22) Material:

               When used to qualify a representation or warranty, the word "material" or any derivations or variations thereof, whether in the form of a word or phrase, will mean a variance that could have negatively affected a decision by a reasonably prudent person to engage in the transactions contemplated by this Agreement, and will be measured both on the occasion in which such term is referenced as well as on an aggregate basis with other similar matters.



                                 Loan Agreement - 3

          (23) NASD:

               The National Association of Securities Dealers, Inc., a Delaware corporation and self regulatory organization registered with the Commission.

          (24) Note(s):

               The negotiable instruments in the form of promissory notes issued to evince the Loans (other than the Convertible Bonds).

          (25) Obligations:

               Yankees' rights and Explorations' duties under this Agreement and the ancillary instruments referred to herein, including, without limitation, the Convertible Bonds and the Note(s) to be executed from time to time by Explorations in favor of Yankees, as described in this Agreement executed concurrently herewith and incorporated by reference herein, together with all other indebtedness of Explorations or its affiliates to Yankees, direct or indirect, primary or secondary, fixed or contingent, or otherwise due or to become due, now existing or hereafter acquired.

          (26) OTC Bulletin Board:

               The over the counter electronic securities market operated by the NASD.

          (27) Reserved Common Stock:

               Common Stock which Explorations has a legal obligation to issue based on the occurrence of conditions or events, e.g., options, warrants, convertible securities, employment bonus obligations, antidilutive rights, etc., excluding the obligations under the Convertible Bonds.

          (28) Secured Obligations:

               All indebtedness and other obligations of Explorations to Yankees under or arising out of this Agreement, including any currently outstanding or future loans, or any extensions or renewals thereof.

          (29) Securities Act:

               The Securities Act of 1933, as amended.

          (30) Subsequent Current Reports:

               Explorations' reports on Commission Form 8-K filed after the Subsequent Quarterly Reports but prior to the date of this Agreement (if any).

          (31) Subsequent Quarterly Reports:

               Explorations' reports on Commission Form 10-QSB for the quarterly periods following Explorations' last 10-KSB filed with the Commission.

          (32) Substantial Compliance:

               Compliance which the Party for whose benefit or at whose request an act is performed, or for whose benefit or at whose request an act is refrained from, could under the circumstances be reasonably expected to accept as full compliance.

          (33) Tax:

               For the purposes of this Agreement, a "Tax" or, collectively, "Taxes," means any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts and any obligations under any agreements or arrangements with any other person with respect to such amounts.


                                 Loan Agreement - 4

          (34) Yankcorp:

               The Yankee Companies, Inc., a Florida corporation.

    (b)  Interpretation:

          (1) When a reference is made in this Agreement to schedules or exhibits, such reference will be to a schedule or exhibit to this Agreement unless otherwise indicated.

          (2) The words "include," "includes" and "including" when used herein will be deemed in each case to be followed by the words "without limitation."

          (3) The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

          (4) All pronouns and any variations thereof will be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns, or the context may require.

          (5) The Parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

2.       Loans.

     Subject  to  the  terms  of  this   Agreement,   Yankees   agrees  to  lend
Explorations, on the terms hereof, the sum of no more than $100,000 on a revolving basis (the "Loan(s)"), as follows:

    (a) The obligations of Yankees to loan funds to Explorations commenced on the date of the Original Agreement and will terminate as provided below in Section 3 hereof, at which time all outstanding loans hereunder must be repaid, together with accrued interest.

    (b) Loans hereunder will be made in $1,000 increments, and each loan will be secured as provided by an undivided interest in the form of security agreement annexed hereto and made a part hereof as exhibit 2(b)-1 (the "Security Agreement") and represented by its own separate negotiable Convertible Bond or Note, in either case, each in the form annexed hereto and made a part hereof as exhibits 2(b)-2 and 2(b)-3, respectively.

    (c)   Each Note will be:

          (1) For a term of one year; will bear interest at the annualized rate of 2% over the prime rate charged during the subject period by Citibank, N.A. (New York City) to its most favored corporate borrowers for unsecured obligations having a term of one year or less; and will be payable upon demand after the one year term;

          (2) Secured by a security interest in all of Explorations' assets, including after acquired assets, subject only to the prior liens reflected in exhibit 2(c)(2) annexed hereto and made a part hereof and to the sale of assets in the ordinary course of business, provided that the proceeds of such sale are re-invested in inventory or used to pay operating expenses of Explorations, it being the intent of the Parties that no proceeds be used for payment of dividends or unusual compensation to the principals of Explorations.



                                 Loan Agreement - 5

    (d) Each Convertible Bond will be identical to the Notes, except that it will be:

          (1)  For a term of 730 days;

          (2) Be convertible at the holder's option during such term, into shares of Common Stock or shares of Preferred Stock, in an aggregate amount equal to the ratio that the principal of the Convertible Bond divided by $50,000 bears to 25% of the total of Explorations' outstanding or Reserved Common Stock, immediately prior to conversion of the final $0.01 in principal of the Convertible Bonds, so that immediately following full conversion, the Common Stock issued (or issuable, to the extent Convertible Bonds were converted into Preferred Stock) will equal 20% of Explorations' outstanding or Reserved Common Stock.

          (3) $50,000 in loans will be allocated to purchase the Convertible Bonds.

          (4) The Convertible Bonds will be non-redeemable and may not be prepaid.

          (5) The Convertible Bonds will be issued in such denominations as the holder may require, and the securities into which they will be converted, Common Stock or Preferred Stock will be designated by the holder.

    (e)      Status as Securities

          (1) The Parties acknowledge that the Notes and the Convertible Bonds, as well as the shares of Common Stock or Preferred Stock into which the Convertible Bonds may be converted all constitute securities under the Securities Act and Blue Sky Laws, but that none of them will be registered under the Securities Act or Blue Sky Laws, based on applicable exemptions therefrom, expected to be provided by Sections 3(b), 4(2) or 4(6) of the Securities Act and Section 517.061(11) of the Florida Securities and Investor Protection Act.

    (f) Explorations will be directly responsible for payment of all taxes, fees and recording costs associated with the Loans, the hereinafter described Convertible Bonds and Notes, required stock transfers, UCC-1 financing statement, security agreements and collateral assignments.

    (g) This Agreement is being executed simultaneously with a Security Agreement and a UCC-1 financing statement, the terms and conditions of which are all incorporated by reference herein.

    (h) In consideration for the rights granted by Explorations to Yankees under the Convertible Bonds, Yankcorp hereby relinquishes all rights under the Consulting Agreement.

3.       Term.

    (a) This Agreement will commence on the date hereof and will terminate on the 730th day after its execution, provided that it will be automatically renewed thereafter on a continuing one year basis unless the Party desiring not to renew provides the other with written notice of intent not to renew at least 60 days prior to the end of the then-current term or renewal term.

    (b) Notwithstanding the foregoing, this agreement will terminate on the occurrence of the following events:

         (1) The date of the full and complete discharge by Explorations of all obligations to Yankees under this Agreement;



                                 Loan Agreement - 6

         (2) The completion of a public offering of securities yielding at least $2,000,000 in net proceeds by Explorations or any corporate entity with which Explorations becomes subject to a reorganization under Section 168 of the Code;

         (3) Upon the occurrence of a Default by Explorations, provided that Yankees elects to terminate this agreement by reason of such default.

4.       Right of First Refusal

    (a) Throughout the term of this Agreement and any renewals thereof, Yankees will have a right of first refusal to provide any debt or debt-equity hybrid financing required by Explorations and its subsidiaries (the "Right of First Refusal").

    (b) In the event that Explorations has a definite opportunity to obtain financing from some person or entity other than Yankees, it will reduce such offer to written form specifying each and every applicable term and identifying the person or entity involved (the "Notice of Offer") and will provide the Notice of Offer to Yankees in the manner generally hereinafter provided for submission of notices.

    (c) Within ten business days following receipt of a Notice of Offer, Yankees will, by written response to Explorations in the manner generally hereinafter provided for submission of notices either:

          (1)  Consent to the proposed funding;

          (2) Request additional data, which Explorations will immediately provide; or

          (3) Agree to provide the funding on the terms contained in the Notice of Offer.

    (d) In the event that Yankees demands additional data, the ten business days response period will not commence until Yankees is provided with the required data.

    (e) If Yankees has been provided with all required data but has not responded to the Notice of Offer within the ten business days response period, it will be presumed that Yankees has consented to the funding; however, no consent to funding or presumed consent to funding will result in the waiver of Yankees' Right of First Refusal to provide any future funding.

    (f) In the event that the terms of the proposed funding vary in any material manner from the terms described in the Notice of Offer, then any consent or presumed consent will be deemed void and Explorations will be required to notify Yankees of such change and resubmit Notice of Offer to Yankees, on the revised basis, and subject to the terms in this Section.

5.       Conditions Precedent.

     The obligation of Yankees to make the Loan will be subject to the following conditions:

    (a) There will have occurred no material adverse change in the business or the financial condition of Explorations since the date of the latest financial information filed by Explorations with the Commission, copies of which will be contemporaneously furnished by Explorations to Yankees;

    (b) All acts, conditions and things (including the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done or performed and to have happened precedent to the execution, delivery and performance of this Agreement and the related security agreements, collateral assignments, Convertible Bonds and Notes will have been done and performed to the satisfaction of Yankees and its legal counsel;



                                 Loan Agreement - 7

    (c) All corporate and legal proceedings and all documents and instruments in connection with the authorization of this Agreement and the related security agreements, collateral assignments, Convertible Bonds and Notes and all related instruments and ancillary documentation thereto will have been delivered to Yankees and its legal counsel, and Yankees will have received all information and copies of all other related documents and instruments, including records of corporate proceedings, which Yankees and its legal counsel may reasonably have requested in connection therewith, such documents and instruments, where appropriate, to be certified by proper corporate or governmental authorities;

    (d) Yankees will have received the duly executed originals of this Agreement and the related security agreements, collateral assignments, Convertible Bonds and Notes and all related ancillary documentation thereto and copies or originals of all other documents, agreements and instruments relating to any aspect of the transactions contemplated hereby, including evidence of insurance coverage required by Yankees; and

    (e) Yankees will have received, in form and substance satisfactory to Yankees and its legal counsel, such legal opinions, consents, and/or additional documents relating to any of the foregoing which it may reasonably require.

6.       Mandatory Prepayment in the Event of Loss;  Loan Repayment.

    (a) Explorations will keep all of the Collateral (as that term is defined herein and from time to time in documents entered into by the Parties) fully insured under all risk insurance policies acceptable in form and substance to Yankees, such insurance to be in an amount adequate to fully replace all the Collateral in the event of its damage or loss.

    (b) In the event that the Collateral will be lost, stolen, destroyed, damaged beyond repair or rendered permanently unfit for normal use, or in the event of any condemnation, confiscation, seizure, or requisition of title to or use of the Collateral, Explorations agrees to make available any insurance proceeds for the exclusive purpose of replacing the Collateral.

    (c) If, however, Explorations elects not to repair or replace the Collateral within 30 days of Explorations' receipt of the insurance proceeds, all insurance proceeds will be applied to a then-mandatory prepayment of the Secured Obligations by paying in full an amount determined by:

          (1) Obtaining a fraction, the numerator of which will be the total number of payments remaining due on the Notes unpaid after such prepayment is made (including the payment, if any, due on the date on which prepayment is made) multiplied by the actual dollar amount of each payment due and the denominator of which will be the total number of payments required to be paid under the Notes, multiplied by the actual dollar amount of each payment due under the Notes;

          (2)  Multiplying the resultant fraction by 10%;

          (3) Multiplying the resulting percentage by the outstanding balance due on the Notes on the date of such prepayment;

          (4) Adding the resulting dollar amount to the outstanding balance then due on the Notes (such aggregate sum being the mandatory prepayment required to be paid hereunder).

    (d) Notwithstanding the foregoing, Yankees will be named as the primary beneficiary on all insurance policies carried by Explorations which directly, indirectly or incidentally cover the Collateral.


                                 Loan Agreement - 8

7.       Place of Payments.

     Payment of principal, interest and other sums due or to become due with respect to the Loan and all the Secured Obligations are to be made at the principal executive offices of Yankees, or such other place as Yankees may designate to Explorations in writing, in lawful money of the United States of America in immediately available funds.

8.       Late Payments & Other Charges.

    (a) If any installment or other amount due with respect to the repayment of the Loan or any portion of the Secured Obligations is not paid when the same will be due, Explorations will pay interest on any such overdue amount at the highest rate permitted by law until the date such amount is paid.

    (b) Explorations will pay or cause to be paid, in addition to all other amounts payable hereunder:

          (1) Premiums for insurance required to be obtained in connection with the Loan and the Collateral;

          (2) Fees paid for filing documents in public offices in connection with the Loan and the transactions contemplated hereby; and

          (3) Actual expenditures, including reasonable attorney's fees, for proceedings to collect the Secured Obligations or to enforce, preserve and protect the Collateral (as such term is defined herein) and the rights and interest of Yankees therein.

9.       Assignment, Grant of Security Interest & Limited Subordination.

    (a) As collateral security for the payment of the Secured Obligations, Explorations, for the benefit and enforcement of its payment of the Secured Obligations, hereby sells, assigns, and transfers to Yankees, its successors and assigns, and grants to Yankees, a continuing first priority security interest in and to all of its present and future right, title and interest in and to all of its securities in other corporations (including subsidiaries), assets, receivables, chattel paper and all cash and non-cash proceeds (including proceeds of insurance), subject only to the prior liens reflected in exhibit 2(c)(2).

    (b)   (1)  Subject to cancellation  for any future  financing upon provision of written notice to such effect by Yankees, Yankees hereby subordinates the obligation to receive payments under the Convertible Bonds and the Notes to any institutional lender where such financing is required by Explorations for the development of corporate property, provided such property is increased in value by an amount equal to or greater than the amount of the subordinated loan and that Yankees' legal counsel has ratified all documents and instruments pertaining to such financing, including associated mortgages, collateral assignments and security instruments.

          (2) Notwithstanding the security interests held by Yankees, Explorations will be permitted to make purchases and sales, and to pay operating expenses, as incurred in the ordinary course of business, provided, however, that until all obligations to Yankees have been completely discharged by full payment, Explorations will make no distributions to stockholders, or repay any obligations to stockholders except normal and reasonable salaries for services in fact rendered to Explorations (it being understood that the term "stockholders" applies to the stockholders of Explorations and to the stockholders of any corporate entity that may subsequently acquire Explorations).

    (c)  Notwithstanding the foregoing:

         (1) Yankees' agreement to subordinate its rights under its Loans to Explorations will not apply to the first lien on any property other than that directly benefitted by such acquisition and development financing and, in no event, will Yankees' first lien on all of the authorized capital stock of Explorations' subsidiaries be subordinated to any other entity, whether private, public or governmental.

                                 Loan Agreement - 9

         (2) No subordination permitted pursuant to this Section will be effective until Yankees has been provided with copies of all documentation pertaining to the subject acquisition or development financing and Yankees' legal counsel has agreed to the form and substance thereof, which agreement may not be unreasonably withheld.

10.      Rights and Powers with Respect to the Collateral.

     Explorations hereby authorizes Yankees to do every act and thing in the name of Explorations or Yankees or otherwise which Yankees may deem advisable to enforce effectively its rights and interest in and to the Collateral, and Explorations hereby irrevocably appoints Yankees, with full power of substitution and delegation, as its true and lawful attorney-in-fact, with full right to demand, enforce, collect, receive, receipt and give releases for any funds due or to become due under or arising out of or with respect to, any of the Collateral and to endorse all indentures, certificates, deeds, notes, receipts, checks, stock certificates and other instruments, and to do and take all such other actions relating to any of the Collateral, to file any claims or institute any proceedings with respect to any of the foregoing which Yankees deems necessary or advisable and to compromise any such demand, claim or action.

11.      Assignments, Encumbrances, Transfers.

    (a) Explorations will not, without the prior consent of Yankees, assign or transfer any of its rights or delegate any of its obligations with respect to this Agreement or sell, dispose or otherwise grant any interest in or to any of the Collateral, incur or suffer to exist any lien, charge, mortgage, security interest or encumbrances upon any of the Collateral, except the lien of Yankees created by this Agreement.

    (b) In the event of any conveyance, foreclosure or other disposition of the Collateral without Yankees' consent, then the entire principal balance, together with all accrued interest will be immediately due and payable.

12.      Acknowledgments, Representations and Warranties.

    (a)  Explorations acknowledges, represents and warrants that:

         (1) As of the date of this Agreement, Explorations is not insolvent within the meaning of applicable state and federal laws dealing with debtors and creditors, including the Federal Bankruptcy Code;

         (2) Explorations is a Delaware corporation duly organized and validly existing in good standing under the laws of the State of Delaware, is qualified to engage in business in all jurisdictions where such qualification is required, and has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby;

         (3) This Agreement and the related security agreements, collateral assignments, Convertible Bonds and Notes provided for herein have been duly authorized by all necessary corporate action and constitute the legal, valid and binding obligations of Explorations enforceable in accordance with their respective terms;

         (4) The making and performance by Explorations of this Agreement and the related security agreements, collateral assignments, Convertible Bonds, Notes and any related documents and the transactions contemplated hereby and thereby do not contravene any provisions of law applicable to Explorations and do not conflict or are not inconsistent with, and will not result (with or without the giving of notice or both) in a breach of or constitute a default or require any consent under, or result in the creation of any lien, charge or encumbrance upon the Collateral pursuant to the terms of any credit agreement, indenture, mortgage, purchase agreement, deed of trust, security agreement, lease guarantee or other instrument to which Explorations is a party or by which Explorations or its assets may be bound or to which its properties may be subject;


                                 Loan Agreement - 10

         (5) All sales, use, property or other taxes, licenses, tolls, inspection or other fees, bonds, permits or certificates which were or may be required to be paid or obtained in connection with the acquisition or ownership by Explorations of the Collateral will have been, or when due will be, paid in full or obtained;

         (6)   Explorations   has  good,  valid  and  marketable  title  to  the
               Collateral free and clear of all liens, claims and encumbrances, except as specifically disclosed in exhibit 2(c)(2), if any;

         (7) Concurrently with or prior to the time the initial Loan is made, Yankees will have a perfected continuing first priority security interest in and to all the Collateral, except as specifically disclosed in exhibit 2(c)(2), if any; and

         (8) Explorations has not entered into any understanding or agreement (oral or in writing) relating to the transactions contemplated herein, or any other transactions contemplated or permitted by this Agreement, with any person or entity which understanding, agreement or other writing would, in the reasonable determination of Yankees, affect the Collateral in any manner whatsoever or any of the rights or interests of Yankees with respect thereto.

(b)      Yankees:

         (1) Acknowledges that neither the Notes, the Convertible Bonds nor the securities to be issued on conversion of the Convertible Bonds have been registered under the Securities Act or under any Blue Sky Laws.

         (2) Yankees will not sell or otherwise transfer the Notes, the Convertible Bonds nor the securities issued on conversion of the Convertible Bonds without registration under the Securities Act or applicable state securities laws or an exemption therefrom.

         (3) Yankees represents that it is purchasing the Notes, the Convertible Bonds and the securities to be issued on conversion of the Convertible Bonds for its own account, for investment and not with a view to resale or distribution except in compliance with the Securities Act.

         (4) Yankees has not offered or sold any portion of the Notes, the Convertible Bonds or the securities to be issued on conversion of the Convertible Bonds being acquired, or does Yankees have any present intention of dividing the Notes, the Convertible Bonds nor the securities to be issued on conversion of the Convertible Bonds with others or of selling, distributing or otherwise disposing of any portion of the securities to be issued on conversion of the Convertible Bonds either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance in violation of the Securities Act.

         (5) Recognizes that an investment in the Notes, the Convertible Bonds and the securities to be issued on conversion of the Convertible Bonds involves substantial risks, including loss of the entire amount of such investment.

         (6) Acknowledges that each certificate representing the securities to be issued on conversion of the Convertible Bonds shall be stamped or otherwise imprinted with a legend substantially in the following form: "The securities evidenced by this certificate may not be offered or sold, transferred, pledged, hypothecated or otherwise disposed of except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, (ii) to the extent applicable, rule 144 under the Securities Act (or any similar rule under such act relating to the disposition of securities), or (iii) if an exemption from registration under such act is available."



                                 Loan Agreement - 11

13.      Default;  Remedies.

    (a) If a Default occurs under this Agreement, Yankees may accelerate the full amount of the then-outstanding Secured Obligations (in which event such amount will become immediately due and payable by Explorations) without presentment, demand, protest or other notice of any kind, all of which Explortaions hereby expressly waives, and, if not paid in full within 10 business days thereafter, Yankees will, at its election, become vested with the Collateral in fee simple absolute, without further action or legal recourse, this Section being deemed a full warranty bill of sale absolute with reference to the Collateral.

    (b) In the event that for any reason Yankees is not in possession or control of any of the Collateral, or disclaims its right to assume ownership thereof because of public policies or otherwise, then Yankees may pursue all of the rights and remedies with respect to the Collateral accruing to Yankees hereunder or by operation of law as a secured creditor under the Uniform Commercial Code or other applicable law and all such available rights and remedies, to the full extent permitted by the law, will be cumulative and not exclusive.

14.      Application of Proceeds.

     In the event that Yankees is unable or unwilling to take possession of all the Collateral in the event of a Default, then, upon enforcement of this Agreement, all funds received upon the foreclosure and liquidation of the Collateral will be applied by Yankees in the following order:

    (a) To the payment of all costs, expenses, liabilities and compensation of Yankees (including fees and expenses of its agents and legal counsel) incurred or accrued in connection with any action or proceeding brought by Yankees or in connection with the maintenance, sale or other disposition of the Collateral or any portion thereof;

    (b)   To the payments of all interest then due and payable on the Loans;

    (c)   To the payments of all principal then due and payable on the Loans;

    (d)   To the payment of all other obligations to Yankees;

    (e)   To the payment of all other Secured Obligations;

    (f) To the payment of any surplus then remaining to Explorations or other persons legally entitled thereto.

15.      Receipt of Funds by Explorations.

     Notwithstanding the granting to Yankees of a first priority security interest in and to the Collateral, if, at any time while the Secured Obligations remain unsatisfied, Explorations will receive any amount representing funds due, or proceeds of, any of the Collateral, such sums will be held by Explorations in trust for Yankees and will be immediately paid by Explorations to Yankees in the form so received, together with any necessary indorsement thereon.

16.      Further Assurances.

     Explorations agrees to execute and deliver to Yankees, or cause to be executed and delivered to Yankees, such further instruments and documents as may be reasonably requested by Yankees to carry out fully the intent and accomplish the purposes of this Agreement, and the transactions referred to herein and therein, and to protect and maintain the first priority security interest of Yankees in and to the Collateral or the immediate conveyance of the Collateral to Yankees in the event of a default hereunder.


                                 Loan Agreement - 12

17.      Financials.

     Explorations hereby represents, warrants, and covenants to Yankees that it will cause to be delivered to Yankees (a) as soon as practicable, but in any event within 90 days after the end of each fiscal year, statements of earnings and retained earnings and changes in its financial position for such year, and its balance sheet at the end of such fiscal year, setting forth in each case in comparative form the corresponding figures of the previous annual audit, all in reasonable detail and certified by, and accompanied by a report or opinion of, independent certified public accountants of recognized standing acceptable to Yankees, and (b) within 45 days after the end of each fiscal quarter, its statements of earnings and retained earnings and changes in financial position for such fiscal quarter, and its balance sheet at the end of such fiscal quarter, setting forth in each case in comparative form the corresponding figures of the previous quarterly audit, all in reasonable detail and prepared in accordance with generally accepted accounting principles, consistently applied, and certified by Explorations' Chief Financial Officer.

18.      Dispute Resolution.

    (a) In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, any proceedings pertaining directly or indirectly to the rights or obligations of the Parties hereunder will, to the extent legally permitted, be held in Broward County, Florida, and the prevailing Party will be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not any formal proceedings are initiated.

    (b) In the event of any dispute arising under this Agreement, or the negotiation thereof or inducements to enter into the Agreement, the dispute will, at the request of any Party, be exclusively resolved through the following procedures:

          (1) (A) First, the issue will be submitted to mediation before Mediation, Inc., a mediation service in Broward County, Florida, or any other such service as designated by Yankees, with the mediator to be selected by lot from four alternatives to be provided, two by Explorations and two by Yankees.

              (B) The mediation efforts will be concluded within ten business days after their initiation unless both Parties agree to an extended mediation period;

          (2) In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties will submit the dispute to binding arbitration before an arbitration service located in Broward County, Florida, with the arbitrator to be selected by lot from four alternatives to be provided, two by Explorations and two by Yankees.

          (3) (A) Expenses of mediation will be borne equally by the Parties, if successful.

               (B) Expenses of mediation, if unsuccessful and of arbitration will be borne by the Party or Parties against whom the arbitration decision is rendered.

               (C)  If the  terms  of the  arbitral  award  do not  establish  a prevailing Party, then the expenses of unsuccessful mediation and arbitration will be borne equally by the Parties involved.



                                 Loan Agreement - 13

    (c)      Jurisdiction.

         (1) Explorations irrevocably consents to service of any summons and/or legal process by registered or certified United States mail, postage prepaid, to Explorations at the address set forth below in Section 19(b), such method of service to constitute, in every respect, sufficient and effective service of process in any such legal action or proceeding.

         (2) Nothing in this Agreement will affect the right to service of process in any other manner permitted by law or limit the right of Yankees to bring actions, suits or proceedings in the courts of any other jurisdiction.

         (3) Explorations further agrees that final judgment against it in any such legal action, suit or proceeding will be conclusive and may be enforced in any other jurisdiction, within or outside the United States of America, by suit on the judgment, a certified or exemplified copy of which will be conclusive evidence of the fact and the amount of Explorations' liability.

19.      Miscellaneous.

    (a)      No Waiver; Cumulative Remedies.

         (1) No failure or delay on the part of Yankees in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         (2) No right or remedy in this Agreement is intended to be exclusive but each will be cumulative and in addition to any given Yankees at law or in equity; and the exercise by Yankees of any one or more of such remedies will not preclude the simultaneous or later exercise by Yankees of any or all such other remedies.

         (3) No express or implied waiver by Yankees of any future or subsequent Default will operate as a waiver of any other provision of this agreement.

         (4) To the extent permitted by law, Explorations waives any rights now or hereafter conferred by statute or otherwise which limit or modify any of Yankees' rights or remedies under this Agreement.

    (b)      Notices.

         (1) All notices, requests and demands to or upon any Party will be deemed to have been duly given or made when deposited in the United States mail, first class postage prepaid, addressed to such Party at such address as may be hereafter designated in writing by such Party to the other Party hereto.

         (2)   Notices will initially be addressed as follows:

               (A)  To Explorations :

                            Explorations Group, Inc.
                            Crystal Corporate Center;
                    2500 North Military Trail, Suite 225-D;
                           Boca Raton, Florida 33431
                      Attention: Michelle Tucker, President
               Telephone (561) 997-1188, Fax (561) 998-4635; and,
                            e-mail bestzmom@aol.com.




                                 Loan Agreement - 14

               (B)  To Yankees:

                           The Yankee Companies, LLC.
                            Crystal Corporate Center;
                     2500 North Military Trail, Suite 225;
                           Boca Raton, Florida 33431
            Attention: Leonard Miles Tucker, Chief Executive Officer
               Telephone (561) 998-2025, Fax (561) 998-3425; and,
                       e-mail lenny@yankeecompanies.com;


               (C)  To Yankcorp

                           The Yankee Companies, Inc.
                            Crystal Corporate Center;
                     2500 North Military Trail, Suite 225;
                           Boca Raton, Florida 33431
                   Attention: Leonard Miles Tucker, President
               Telephone (561) 998-2025, Fax (561) 998-3425; and,
                       e-mail lenny@yankeecompanies.com;


         (3) At the request of any Party, notice will also be provided by overnight delivery, facsimile transmission or e-mail, provided that a transmission receipt is retained.

         (4)   (A)  The Parties  acknowledge that Yankees has acted as scrivener for the Parties in this transaction but that Yankees is neither a law firm nor an agency subject to any professional regulation or oversight.

               (B) Because of the inherent conflict of interests involved, Yankees has advised Explorations to retain independent legal counsel to review this Agreement and its exhibits and incorporated materials on its behalf, the Parties acknowledge that attorney Kevin W. Dornan has reviewed this Agreement solely on behalf of Yankees and Yankcorp.

               (C) The decision by any Party not to use the services of legal counsel in conjunction with this transaction will be solely at its own risk, each Party acknowledging that applicable rules of the Florida Bar prevent Yankees' general counsel, who has reviewed, approved and caused modifications on behalf of Yankees, from representing anyone other than Yankees in this transaction.

               (D) This Agreement will not be construed more strictly against Yankees nor will it be interpreted in any manner based on the fact that it was initially drafted by Yankees.

    (c) Payment of Expenses and Taxes; Performance by Yankees of Explorations' Obligations.

          (1) Explorations agrees, whether or not the transactions contemplated by this Agreement will be consummated, to pay

               (A) All costs and expenses of Yankees in connection with the negotiation, preparation, execution and delivery of this Agreement, and the other documents relating hereto;

               (B) All fees and taxes in connection with the recording of this Agreement or any other document or instrument required hereby; and

               (C) All costs and expenses of Yankees in connection with the enforcement of this Agreement including all legal fees and disbursements arising in connection therewith.

          (2) Explorations agrees to pay, and to indemnify and hold Yankees harmless from any delay in paying all taxes, including without limitation, sales, use, stamp and personal property taxes (other than any corporate income, capital, franchise or similar taxes payable by Yankees with respect to the payments made to Yankees hereunder or thereunder) and all license, filing, and registration fees and assessments and other charges, if any, which may be payable in connection with the execution, delivery and performance of this Agreement, or any modification thereof.


                                 Loan Agreement - 15

          (3) If Explorations fails to perform or comply with any of its agreements contained herein and Yankees will itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses Yankees incurres in connection with such performance or compliance, together with interest thereon at the rate provided for in the Convertible Bonds and the Notes, will be payable by Explorations to Yankees on demand and, until such payment is completed, will constitute part of the Secured Obligations secured hereby.

    (d)   Survival of Representations and Warranties.

          All representations and warranties made in this Agreement and any documents delivered pursuant hereto will survive the execution and delivery of this Agreement and the making of the Loans hereunder.

    (e)   Amendments.

          Neither this Agreement, nor any instruments related thereto, may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Party against whom enforcement of a change, waiver, discharge or termination is sought.

    (f)   Counterparts & Facsimile Execution.

          (1) This Agreement may be executed by the Parties on any number of separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

          (2) Execution by original signature on a document delivered to a Party through facsimile transmission will be deemed full execution for all purposes by the Party executing and transmitting such document.

    (g)   Successors or Assigns.

          This Agreement will be binding upon and inure to the benefit of Explorations, Yankees, Yankcorp and their respective successors and assigns, except that Explorations may not assign or transfer its rights or obligations hereunder or any interest herein without the prior written consent of Yankees.

    (h)   Governing Law.

          This Agreement will be governed by, and construed and interpreted in accordance with the laws of State of Delaware, other than its rules pertaining to conflicts of laws.

    (i)   Severability & Reconstruction.

          (1) If any provision or any portion of any provision of this Agreement, or the application of such provision or any portion thereof to any person or circumstance will be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, will not be affected thereby.


                                 Loan Agreement - 16

          (2) In the event any provision in this Agreement or related instruments is found to be unenforceable, the Parties hereby request that the Court interpreting such provision restructure it in the manner consistent with applicable law most closely meeting the intent of the Parties, as reflected hereby.

    (j)      License.

          (1)  This Agreement is the property of Yankees.

          (2) The use hereof by the Parties is authorized solely for purposes of this transaction, and the use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.

     In Witness Whereof, the Parties have caused this Agreement to be executed on their behalf by their duly authorized representatives as of the day last set forth below.

Signed, Sealed and Delivered
         In Our Presence

/s/ Nancy Molinari /s/                              Explorations Group, Inc.
_______________________________
/s/ Marck Frankel /s/
_______________________________              By:  /s/ Michelle Tucker /s/
                                                      Michelle Tucker, President
Dated:   May 6, 2002
[Corporate Seal]                       Attest: /s/ Vanessa H. Lindsey /s/
                                                   Vanessa H. Lindsey, Secretary

State of Florida           }
County of Palm Beach       } ss.:

     Before Me, an officer duly authorized to administer oaths, did personally appear on this 6th day of May, 2002, Michelle Tucker and Vanessa H. Lindsey, known to me who, being duly sworn, did state that they are the duly elected and serving president and secretary of Explorations Group, Inc., a Delaware corporation ("Explorations "), and that pursuant to authority duly delegated by its board of directors, they executed the foregoing Agreement on behalf of Explorations , effective as of the date set forth therein. My commission expires: 04/26/04

[Notarial Seal]                                    /s/ Charles J. Scimeca /s/
                                                            Notary Public

/s/ Nancy Molinari /s/                             The Yankee Companies, Inc.
_______________________________
/s/ Marc Frankel /s/
_______________________________         By:  /s/ Leonard Miles Tucker /s/
                                                 Leonard Miles Tucker, President
Dated:   May 6, 2002
[Corporate Seal]                       Attest: /s/ Vanessa H. Lindsey /s/
                                                   Vanessa H. Lindsey, Secretary
State of Florida           }
County of Palm Beach       } ss.:

     Before Me, an officer duly authorized to administer oaths, did personally appear on this 6th day of May, 2002, Leonard Miles Tucker and Vanessa H. Lindsey, known to me who, being duly sworn, did state that they are the duly elected and serving president and secretary, respectively, of The Yankee Companies, Inc, a Florida corporation ("Yankcorp"), and that pursuant to authority duly delegated by its board of directors, they executed the foregoing Agreement on behalf of Yankcorp, effective as of the date set forth therein. My commission expires: 04/26/02

         [Notarial Seal]                          /s/ Charles J. Scimeca /s/
                                                            Notary Public


                                 Loan Agreement - 17

/s/ Nancy Molinari /s/                             The Yankee Companies, LLC.
__________________________
/s/ Marc Frankel /s/                    By:     /s/ Leonard Miles Tucker /s/
__________________________                          Leonard Miles Tucker
                                                Chief Executive Officer & Member
Dated:   May 6, 2002
                                      Attest: /s/ Vanessa H. Lindsey /s/
                                                  Vanessa H. Lindsey, Secretary
State of Florida           }
County of Palm Beach       } ss.:

     Before Me, an officer duly authorized to administer oaths, did personally appear on this 6th day of May, 2002, Leonard Miles Tucker and Vanessa H. Lindsey, known to me who, being duly sworn, did state that they are the duly elected and serving chief executive officer and secretary, respectively, of The Yankee Companies, LLC., a Florida limited liability company ("Yankees"), and that pursuant to authority duly delegated by its members, they executed the foregoing Agreement on behalf of Yankees, effective as of the date set forth therein. My commission expires: 04/26/02

         [Notarial Seal]                        /s/ Charles J. Scimeca /s/
                                                      Notary Public



                                 Loan Agreement - 18

                                 Exhibit 2(b)-1
                           Form of Security Agreement

                               Security Agreement

     This security agreement (the "Agreement") is entered into by and between The Yankee Companies, LLC., a Florida limited liability company ("Yankees"), and Explorations Group, Inc., a Delaware corporation ("Explorations"; Yankees and Explorations being sometimes hereinafter collectively referred to as the "Parties" and each being sometimes hereinafter generically referred to as a "Party").

                                   Witnesseth

     In consideration of the sum of TEN DOLLARS ($10.00), the premises herein, and other good and valuable consideration given by Yankees to Explorations, and for other value received by Explorations; the Parties, intending to be legally bound, hereby agree as follows:

1.       Definitions:

     The definitions and rules of interpretation contained in Section 1 of the loan agreement executed by the Parties concurrently herewith (the "Loan Agreement") are hereby incorporated by reference.

2.        Assignment of Collateral:

    (a) As security for the payment of the Obligations and all Loans and advances heretofore made, made concurrently with the execution of the Loan Agreement or made in the future by Yankees to Explorations and for all Explorations' liabilities to Yankees, including any extensions, renewals or changes in form of any thereof, Explorations hereby assigns to Yankees and grants to Yankees a security interest under the Uniform Commercial Code in the Collateral.

    (b) The Collateral will be deemed to have been constructively delivered by Explorations to Yankees immediately following execution of the Loan Agreement and will be deemed to remain in the possession of Explorations, as trustee for Yankees, for so long as any obligations of Explorations to Yankees remain unfulfilled; provided, however, that, if Explorations defaults in its obligations to Yankees, then at Yankees' sole option and without any required further action or legal process by Yankees, all of the Collateral will become the sole and exclusive property of Yankees, this Section being deemed a full warranty bill of sale, deed and securities power for all of the Collateral.

3.       Restraint:

     So long as any Liability to Yankees is outstanding, Explorations will not without prior written consent of Yankees borrow from anyone on the security of, or pledge, or grant any security interest in, any Collateral, or permit any lien or encumbrance to attach to any of the foregoing, or any levy to be made thereon, or any financing statement to be on file with respect thereto.

4.       Office:

    (a) Explorations represents that its principal place of business is at Crystal Corporate Center; 2500 North Military Trail, Suite 225-D; Boca Raton, Florida 33431.

    (b) Explorations will immediately advise Yankees in writing of the opening of any new place of business or the closing of its existing places of business, and of any changes in the location of the place where any new Collateral not in the possession of Yankees is kept or where Explorations' records concerning the Collateral are kept.

5.        Documents:

          Explorations will promptly:

    (a) Join with Yankees in executing a financing statement and pay the cost of filing the same in any public office deemed advisable by Yankees;

    (b) Execute and deliver to Yankees upon demand such additional assurances and instruments as may be required by Yankees to maintain the security of Yankees in good standing and effectuate the intent of the Loan Agreement, including additional security agreements on a Loan by Loan basis; and

    (c) In the event of Default either of the terms hereof, or as enumerated in the Loan Agreement, the Convertible Bonds or in the Notes, execute all such documents and do all such acts necessary to have the Collateral transferred into the name of Yankees as Yankees will request.

6.       Indemnification:

     Explorations hereby indemnifies and holds harmless Yankees for all loss, cost, expense or damage resulting from Explorations' Default under this Agreement.

7.       Insurance:

    (a) In accordance with Section 6 of the Loan Agreement, Explorations will keep all Collateral insured under policies of all-risk insurance (which will include fire, extended coverage and vandalism) placed with companies and agents approved by Yankees and such insurance will be carried in amounts which Yankees deems sufficient for its complete protection, but in no event less than the greater of (i) the aggregate principal sum of the Liabilities or (ii) the aggregate replacement value of the Collateral.

    (b)   (1)  The premiums for all such insurance will be paid by  Explorations not later than five (5) days before the same are due.

          (2) The original certificates of such policy or policies will be delivered to and held by Yankees and will be made payable to Yankees. In the event any sum of money becomes payable under such policy or policies, Yankees will have the option to receive and apply the same on account of the indebtedness hereby secured against payments of principal in the inverse order of their maturity, or to permit Explorations to receive and use it, or any part thereof, for other purposes, without thereby waiving or impairing any equity, lien or right under and by virtue of this Agreement.

          (3) The placing of such insurance and the paying of the premium of such insurance, or any part thereof, by Yankees will not be deemed to waive or affect any right of Yankees hereunder.

    (c)   (1)  If  Yankees  acquires  title  to  the  Collateral,  any  unearned premiums on any hazard insurance covering the Collateral and held by Yankees are hereby assigned to and will belong to Yankees.

          (2) If at any time during the term of this Agreement any insurance policies will be canceled and returned premiums become available (excluding return of premium in whole on or before such time as a new fully paid insurance policy is issued in accordance with the terms of this Agreement), these returned premiums will belong to Yankees and, at the option of Yankees, may be credited by Yankees against the Liabilities secured hereunder.


                               Security Agreement - 1

    (d) Any rights of Yankees to any insurance proceeds will in no way be affected or impaired by reason of the fact that Yankees may have exercised any remedy available to Yankees. In the event any losses will be payable on any insurance policies covering the Collateral, Explorations and all successors in title and all persons now or hereafter holding inferior liens on such damaged and/or destroyed property hereby appoint Yankees agent and attorney-in-fact to endorse such proceeds, checks(s) or drafts(s) for the purpose, at the option of Yankees, of applying them against the Liabilities.

8.       Covenants:

         Explorations covenants and agrees that it will:

    (a)  (1)   Receive as the sole  property  of Yankees and hold as trustee for
               Yankees all funds,  checks,  notes,  drafts,  and other  property
               ("Items of Payment") representing the proceeds of any Collateral in which Yankees has a security interest, which come into the possession of Explorations;

         (2) Deposit all such Items of Payment immediately in the exact form received in a special account of Explorations in a federally insured, state or federal savings and loan association or commercial bank ("Bank") entitled "Cash Collateral Account"; and

         (3) Execute such documents and do such acts as Yankees may require to insure that Yankees will have a perfected security interest in such Cash Collateral Account to additionally secure all Explorations' Liabilities; provided, however, that Explorations will have the right to use all or a portion of the Cash
               Collateral Account to purchase new Collateral of like kind and quality free and clear of all liens;

    (b) Furnish a landlord's waiver of lien where Explorations is a tenant in possession of leased premises, in form acceptable to Yankees wherein landlord waives its lien for rent and all claims and demands of every kind against Explorations' Collateral and authorizes Yankees to enter upon the leased premises for the purpose of enabling Yankees to take possession of Explorations' Collateral, pursuant to the terms of this Agreement;

    (c)   (1)  Make  all  payments  of  taxes,  including  but  not  limited  to assessments, levies, liabilities, obligations and encumbrances of every nature upon the Collateral before same become delinquent;

          (2) Explorations will deliver to Yankees receipts evidencing the payment of said taxes, assessments, levies, liabilities, obligations, and encumbrances immediately on the payment thereof as required in this Section.

          (3) In default thereof, Yankees may at any time pay the same without waiving or affecting any rights hereunder and every payment so made will bear interest from the date thereof at the highest rate permitted by law;

    (d) Pay on demand any cost, charge and expense, including reasonable attorneys' fees through all trial and appellate levels, incurred or paid at any time by Yankees arising out of the failure of Explorations to perform timely and comply with and abide by any of the stipulations, agreements, conditions and covenants of this Agreement and every such payment after the same becomes due will bear interest from date of demand at the highest rate permitted by law;

    (e) Keep adequate records and books of account in accordance with generally accepted accounting principles with respect to Explorations' business and permit Yankees, its agents, accountants and attorneys to visit and inspect the Collateral and examine its records and books of account and to discuss its affairs, finances and accounts with Yankees, at such reasonable times during normal business hours, as may be requested by Yankees upon twenty-four (24) hours notice;



                               Security Agreement - 2

    (f)   Keep the Collateral in good repair and operating order.

9.       No Exemption:

     Explorations hereby declares that the Collateral forms no part of any property owned, used or claimed by Explorations as exempted from forced sale under the laws of any state, and disclaims, waives and renounces all and every claim to exemption under any homestead exemption.

10.      Conveyance:

    (a) The sale, lease, transfer or other conveyance of the Collateral or any part thereof to another party or parties without the prior written consent of Yankees will, at Yankees' option, constitute a Default under this Agreement. No Collateral will be removed, demolished or substantially altered without the prior written consent of Yankees.

    (b) In the event that Explorations is in possession of any of the Collateral, for whatever purpose or reason, upon the failure of Explorations to keep such Collateral in good condition or repair, Yankees may at its option, make such repairs, and any such sums expended by Yankees will be immediately due and payable and will bear interest from the date thereof at the highest rate permitted by law.

11.      Encumbrances:

     The encumbrance of the Collateral in any manner, including, without limitation, the obtaining by Explorations or its successors or assigns of any additional financing secured by any part of the Collateral, without the prior written consent of Yankees (which consent may be either granted or withheld in Yankees' sole and unfettered discretion) will constitute a Default under this Agreement.

12.      Lawful Purpose:

     To the extent that it is in possession of any of the Collateral, Explorations will not use the Collateral or allow the same to be used for any unlawful purpose or in violation of any law, ordinance or regulation now or hereafter covering or affecting the use thereof.

13.      Default:

     The default provisions of the Loan Agreement, Convertible Bonds, the Notes and of the other agreements pertaining to this transaction executed concurrently herewith or hereafter pursuant to the terms of the Loan Agreement are hereby, incorporated by reference.

14.      Other Actions:

    (a) In the event Explorations fails to pay any charges or obligations required to be paid or perform any acts required to be performed by Explorations hereunder within the time set forth for such payment or performance, Yankees will have the right to pay such charge or obligation and perform such act without waiving or affecting the option of Yankees to consider this Agreement in Default.

    (b) All funds advanced by Yankees pursuant to this Section will be deemed additional funds owed by Explorations to Yankees, will be payable with interest from the date of advance thereof at the highest rate permitted by law, upon demand of Yankees thereof and will be secured by the lien of this Agreement.

    (c) If any action or proceeding will be commenced by any person to which action or proceeding Yankees is made a party, or in which it will become necessary to defend or uphold the lien of this Agreement, all sums paid by Yankees for the expenses of any such litigation (including reasonable attorney's fees through all trial and appellate levels) will be paid by Explorations to Yankees together with interest thereon at the highest rate permitted by law.


                               Security Agreement - 3

15.      Costs:

     Explorations will pay to Yankees all lawful charges and disbursements, including attorneys' fees, through all negotiations, administrative, trial and appellate levels incurred by Yankees in connection with the protecting or enforcing the rights of Yankees hereunder and all such sums will be secured by the lien of this Agreement.

16.      Waiver:

    (a)   Explorations   waives  notice  of  non-payment   and  protest  of  all
          commercial paper, including the liabilities at any time held by Yankees on which Explorations is in any way liable.

    (b)   (1)  No waiver by Yankees of any Default  will  operate as a waiver of any other Default or of the same Default on a future occasion.

          (2) No delay or omission on the part of Yankees in exercising any right or remedy will operate as a waiver thereof, and no single or partial exercise by Yankees of any right or remedy will preclude any other or further exercise thereof or the exercise of any other right or remedy.

          (3)  Time is of the essence of this Agreement.

          (4) The provisions of this Agreement are cumulative and in addition to the provisions of any remedy under any Convertible Bond, Note or other writing evidencing any liability secured hereby.

    (c) Explorations releases Yankees from all claims for loss or damage caused by any failure to protect the Collateral or by any act or omission on the part of Yankees, its officers, agents and employees, except willful misconduct.

17.      Miscellaneous:

     The   provisions   of   Sections   18   ('Dispute   Resolution")   and   19
("Miscellaneous") of the Loan Agreement are hereby incorporated by reference.




                               Security Agreement - 4

     In Witness Whereof, the Parties have caused this Agreement to be executed on their behalf by their duly authorized representatives as of the day last set forth below.

Signed, Sealed and Delivered
         In Our Presence

 /s/ Nancy Molinari /s/                           Explorations Group, Inc.
_______________________________
/s/ Marc Frankel /s/
_______________________________           By:     /s/ Michelle Tucker /s/
                                                      Michelle Tucker, President
Dated:   May 6, 2002       [Corporate Seal]
                                       Attest: /s/ Vanessa H. Lindsey /s/
                                                   Vanessa H. Lindsey, Secretary
State of Florida           }
County of Palm Beach       } ss.:

     Before Me, an officer duly authorized to administer oaths, did personally appear on this 6th day of May, 2002, Michelle Tucker and Vanessa H. Lindsey, known to me who, being duly sworn, did state that they are the duly elected and serving president and secretary of Explorations Group, Inc. , a Delaware corporation ("Explorations "), and that pursuant to authority duly delegated by its board of directors, they executed the foregoing Agreement on behalf of Explorations, effective as of the date set forth therein. My commission expires:
04/26/02
         [Notarial Seal]                        /s/ Charles J. Scimeca /s/
                                                        Notary Public


/s/Nancy Molinari /s/                          The Yankee Companies, LLC.
_______________________________
/s/Marc Frankel /s/
_______________________________       By:     /s/ Leonard Miles Tucker /s/
                                                  Leonard Miles Tucker
                                                 Chief Executive Officer
Dated:   May 6, 2002
                                     Attest:  /s/ Vanessa H. Lindsey /s/
                                                  Vanessa H. Lindsey, Secretary
State of Florida           }
County of Palm Beach       } ss.:

         Before Me, an officer duly authorized to administer oaths, did personally appear on this 6th of May, 2002, Leonard Miles Tucker and Vanessa H. Lindsey, known to me who, being duly sworn, did state that they are the duly elected and serving chief executive officer and secretary, respectively, of The Yankee Companies, LLC., a Florida limited liability company ("Yankees"), and that pursuant to authority duly delegated by its members, they executed the foregoing Agreement on behalf of Yankees, effective as of the date set forth therein. My commission expires: 04/26/02

         [Notarial Seal]                          /s/ Charles J. Scimeca /s/
                                                        Notary Public



                               Security Agreement - 5

/s/ Nancy Molinari /s/                              The Yankee Companies, Inc.
______________________________
/s/ Marc Frankel /s/
______________________________             By:      /s/ Leonard Miles Tucker /s/
                                                        Leonard Miles Tucker
                                                    Chief Executive Officer
Dated:   May 6, 2002
                                      Attest: /s/ Vanessa H. Lindsey /s/
                                                  Vanessa H. Lindsey, Secretary
State of Florida           }
County of Palm Beach       } ss.:

     Before Me, an officer duly authorized to administer oaths, did personally appear on this 6th of May, 2002, Leonard Miles Tucker and Vanessa H. Lindsey, known to me who, being duly sworn, did state that they are the duly elected and serving chief executive officer and secretary, respectively, of The Yankee Companies, Inc., a Florida corporation ("Yankcorp"), and that pursuant to authority duly delegated by its members, they executed the foregoing Agreement on behalf of Yankcorp, effective as of the date set forth therein. My commission expires: 04/26/04

         [Notarial Seal]                       /s/ Charles J. Scimeca /s/
                                                       Notary Public




                               Security Agreement - 6

                                 Exhibit 2(b)-2
                            Form of Convertible Bond

                            Explorations Group, Inc.
                            (a Delaware corporation)

                                Bond Number 001

                      Class A, Series A, Convertible Bond

$_______________                              ___________________, 200__

     FOR VALUE RECEIVED, Explorations Group, Inc., a Delaware corporation currently seeking to register a class of securities under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and with offices at 2500 N. Military Trail, Suite 225-D, Boca Raton, Florida 33431 (the "Issuer"), promises to pay to the order of The Yankee Companies, LLC, a Florida limited liability company with offices located at the Crystal Corporate Center; 2500 North Military Trail, Suite 225, Boca Raton, Florida 33431 and whose federal employer identification number is 59-3752068 ("Yankees," Yankees together with all successors in interest to its rights hereunder being collectively and generically referred to as the "Bond Holder[s];" the Issuer, Yankees and the Bond Holders being hereinafter collectively and generically referred to with their successors in interest as the "Parties"): the principal sum of $_______, together with interest thereon commencing on the date of this instrument (the "Bond") at the annualized rate of 2% over the prime rate charged during the subject period by Citibank, N.A. (New York City) to its most favored corporate borrowers for unsecured obligations having a term of one year or less; at the Issuer's offices, or such other address as the Bond Holder may provide for such purpose, subject to the following terms:

                                      TERMS

1.       Basic Terms:

(a)      Definitions:

     The following terms or phrases, as used in this Bond, will have the following meanings:

(1)  Accredited Investor:

     An investor that meets the requirements for treatment as an accredited investor, as defined in Rule 501(a) of Commission Regulation D, which provides as follows: Accredited investor. "Accredited investor" will mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person: (1) Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of

     1940 or a business development company as defined in section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self_directed plan, with investment decisions made solely by persons that are accredited investors; (2) Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940; (3) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; (4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer; (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000; (6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; (7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in ss.230.506(b)(2)(ii); and, (8) Any entity in which all of the equity owners are accredited investors.

(2)  Blue Sky:      The  phrase  used to  indicate  state  laws and  regulations governing securities transactions and participants in the securities industry.

(3)  Capital Stock: Equity  securities  of all classes  and  series,  including, without limitation, common stock and preferred stock

(4)  Code:          The Internal Revenue Code of 1986, as amended.

(5)  Commission:    The United States Securities and Exchange Commission.

(6)  EDGAR:         The  Commission's  electronic  data  gathering and retrieval system accessible by the public at the Commission's website located at http://www.sec.gov.

(7)  Exchange Act:  The Securities Exchange Act of 1934, as amended.

(8)  Florida Act:   The Florida Securities and Investor Protection Act.

(9)  Florida Rule:  Florida  Rule   3E_500.005,   which   provides  as  follows:
                    Disclosure requirements of Section 517.061(11)(a)3., Florida
                    Statutes. (1) Transactions by an issuer which do not satisfy all of the  conditions  of this  rule  will  not  raise  any
                    presumption   that  the   exemptions   provided  by  Section
                    517.061(11),  Florida  Statutes  is not  available  for such transactions.  Attempted  compliance with this rule does not
                    act  as  an   election;   the  issuer  can  also  claim  the
                    availability  of  Section  517.061(11),   Florida  Statutes,
                    outside this rule. (2) The determination as to whether sales of  securities  are part of a  larger  offering  (i.e.,  are deemed to be integrated) depends on the particular facts and
                    circumstances.   In  determining  whether  sales  should  be
                    regarded  as part of a larger  offering  and thus  should be integrated,  the facts described in Rule 3E_500.01 should be considered.  (3)  Although  sales made  pursuant  to Section
                    517.061(11),  Florida Statutes,  and in compliance with this rule,  are exempt from the  registration  provisions of this
                    Act, such exemption does not avoid the antifraud  provisions of Sections 517.301 and 517.311,  Florida Statutes.  (4) The
                    provisions  of this rule  will  apply  only to  transactions which are consummated  with persons in the State of Florida.
                    (5) The requirements of Sections 517.061(11)(a)(3),  Florida
                    Statutes,  that each  purchaser,  or his  representative  be provided  with or given  reasonable  access to full and fair disclosure of all material  information will be deemed to be satisfied if either paragraphs (5)(a) or (5)(b) are complied with: (a) Access to or Furnishing of Information. Reasonable access to, or the furnishing of, material  information  will be  deemed  to have  been  satisfied  if prior to the sale a purchaser is given access to the following  information:  1.
                    All  material  books and records of the issuer;  and, 2. All material  contracts and  documents  relating to the proposed
                    transaction;   and,  3.  An   opportunity  to  question  the
                    appropriate  executive  officers or partners .... (6) In the
                    case  of  an  issuer  that  is  subject  to  the   reporting
                    requirements  of  Section  13 or  15(d)  of  the  Securities
                    Exchange Act of 1934, the provisions of paragraph  (5)(b) of
                    this  rule  will  be  deemed   satisfied  by  providing  the
                    following: (a) The information contained in the annual report required to be filed under the Securities Exchange
                    Act of 1934 or a registration statement on Form S_1 under the Securities Act of 1933, whichever filing is the most recent required to be filed, and the information contained in any definitive proxy statement required to be filed pursuant to Section 14 of the Securities Exchange Act of 1934 and in any reports or documents required to be filed by the issuer pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, since the filing of such annual report or registration statement; and, (b) A brief description of the securities being offered, the use of the proceeds from the offering, and any material changes in the issuer's affairs which are not disclosed in the documents furnished.

(10) NASD:          The National  Association  of  Securities  Dealers,  Inc., a
                    Delaware   corporation  and  self  regulatory   organization
                    registered with the Commission.

(11) OTC Bulletin Board:

                    The electronic, over-the-counter securities market operated by the NASD, not to be confused with the NASDAQ Stock Market, Inc., a wholly owned subsidiary of the NASD.

(12) Securities Act:  The Securities Act of 1933, as amended.

(13) Service:         The United States Internal Revenue Service.

(14) (A) All undefined financial terms will have the meanings ascribed to them by generally accepted accounting practices, consistently applied on the accrual basis of accounting, as modified by rules of the Commission including Regulations SB and SK.

      (B) Additional terms characterized by initial capital letters are defined in this Bond immediately following their first use.

(b)  The Bonds

      (1) This Bond is one of that series of bonds in the aggregate principal amount of $50,000, identical in all material terms to this instrument, privately placed by the Issuer solely to accredited investors pursuant to the provisions of Sections 4(2) and 4(6) of the Securities Act, and designated as the Class A, Series A, Convertible Bonds, which the
          Issuer has  exchanged  with  Yankees  pursuant  to the  provisions  of
          Section 3(a)(9) of the Securities Act for a series matured promissory notes in the principal amount and accrued interest equal to the face amount of the Bond.

      (2) This Bond shall be payable as follows:

          (A) Interest shall be payable in one aggregate payment on the maturity date of the Bond, subject to tender of the Bond for cancellation and payment in the manner hereinafter provided. Except in the event of a default on payment after presentation therefor, interest shall cease on the maturity date.

          (B) Principal on this Bond shall be payable on the 730th day following the later of its execution by the Issuer, as evinced by the date hereon.

      (3) The Bond Holder may elect to subdivide this Bond into two or more separate obligations, at its option, provided, however, that each separate resulting instrument must be in an amount of at least $10,000 in principal and must be divisible by 1,000 without resulting fraction, except as to one single certificate which will be in such amount as is required to accurately reflect the principal balance then due.

      (4) Transfers or divisions of Bonds will be effected by the Issuer, at the written request of the Bond Holder, including appropriate signature guarantees (but payment of bond transfer fees and taxes shall be the responsibility of the Bond Holder); provided, however, that unless the Bonds are properly registered pursuant to Section 5 of the Securities Act of 1933, as amended (the "Securities Act"), and comparable state blue sky laws in the state of the transferee's domicile, no transfers will be effected unless accompanied by an opinion of legal counsel acceptable to the Issuer, attesting to the fact that the transfer will not violate applicable laws and detailing the factual and legal basis for such opinion.

(c)   Reservation of Underlying Securities

The Issuer shall promptly instruct its transfer agent to reserve the quantity of Capital Stock required to be issued in the event of conversion of the Bonds and shall require its transfer agent to maintain such reserved stock until the Bonds are either paid in full or converted.

(d) Cancellation and Restructuring of Rights under Yankees Consulting Agreement and Revolving Loan Agreement

The Parties acknowledge that the Yankee Companies, Inc., a Florida corporation and affiliate of Yankees, has agreed with the Issuer to cancel its consulting agreement and to transfer its rights to a Revolving Loan Agreement to acquire 20% of the Issuer's outstanding and reserved Capital Stock, as described in the Issuer's registration statement filed with the Commission.

2.       Security and Subordination:

(a) This Bond shall be secured by a security interest in all of the Issuer's assets, including after-acquired assets, subject only to prior, perfected security interests, and to the sale of assets in the ordinary course of business provided that the proceeds of such sales are re-invested in inventory or used to pay operating expenses of the Issuer, since it is the intent of the Parties that no proceeds be used for payment of dividends or extra-ordinary compensation to the principals of the Issuer.

(b) The security interest shall be evinced by such documentation as Yankees, as the representative for all Bond Holders, shall deem appropriate from time to time, but in any event, by forms adopted under the Uniform Commercial Code of the States of Delaware, Florida and such other states in which the Issuer formally qualifies to engage in business, and properly executed and timely filed with such states (e.g., Form UCC-1).

(c) In the event of default hereunder, Yankees, acting as the irrevocable agent for all Bond Holders but without fiduciary obligations thereto, shall make all decisions pertaining to appropriate remedies for default, including without limitation, those involving the dispute resolution provisions of the Bonds.

3.   Conversion, Trading, Exemptions from Securities Laws & Registration:

(a) (1) This Bond shall, at the Bond Holder's option, be convertible into shares of the Issuer's securities, such that, upon complete conversion, the aggregate number of shares owned by the Bond Holder shall be equal to 20% of all of the Issuer's:

          (A)  Outstanding Capital Stock; and

          (B) Capital Stock reserved in conjunction with existing corporate obligations other than this Bond (e.g., options, warrants, stock option plans, employment or consulting agreements, etc.).

     (2) The actual quantity of securities into which this Bond may be converted will be determined based on the Issuer's outstanding or reserved securities at the time conversion is completed, subject to anti-dilutive rights for a period of three fiscal months thereafter pursuant to which additional securities shall be issued to the Bond Holder in such amounts as may be required so that the securities owned by the Bond Holder shall be equal to 20% of all of the Issuer's outstanding or reserved Capital Stock at the end of the first three months following the time conversion is completed.

     (3) Conversion may be effected in whole or in part, provided that the decision of any Bond Holder not to convert will not preclude any other Bond Holder from exercising conversion rights, unless he, she or it is merely the nominee or an alter ego of the non-exercising Bond Holder.

     (4) The conversion price per share will be calculated based on the number of shares outstanding and reserved (as hereinbefore described) at the time of conversion, pro rata, so that subsequent conversions are expected to be at lower prices than earlier conversions.

(b) This Bond has not been registered under any federal or state securities requirements in reliance on the exemptions provided by Sections 3(a)(9), 4(2) and 4(6) of the Securities Act, the Bond Holder having heretofore confirmed to the Issuer that he, she or it is meets the definition of an Accredited Investor, and by acceptance of any assignments of this Bond, any subsequent Bond Holder hereby confirms such assertion under penalty of perjury:

     (1) The Class A, Series A, Convertible Bonds will not be subject to the protective features of the Trust Indenture Act of 1939, as amended (the "Indenture Act") pertaining to required use of an approved form of trust indenture and the employment of an independent trustee to protect the interests of the Bond Holders, pursuant to exemptive provisions of Sections 304(a)(8) and 304(b) of the Indenture Act and Rule 4a-1 adopted thereunder (Reg. Section 260.4a-1); consequently, all of the terms of the Class A, Series A, Convertible Bonds are contained in this instrument and each Bond Holder will be required to monitor compliance by the Issuer with its obligations hereunder directly and to rely on Yankees, in the sole exercise of its discretion and without fiduciary obligations to the Bond Holders, to take required enforcement actions.

     (2)  The Bond Holder, by acceptance of this Bond, hereby confirms that:

         (A) He, she or it has reviewed all of the Issuer's filings under the Exchange Act currently posted on the Commission's Internet web site during the past 12 months, has had the opportunity to question officers and directors of the Issuer concerning its business, history, personnel and the terms of the exchange pursuant to which this Bond was issued;

         (B) Because neither this Bond nor the shares of Capital Stock issuable in the event of its conversion have been registered with the Commission or any state securities regulatory authorities, the Bond Holders hereby acknowledge that:

               a. This Bond and the shares of Capital Stock issuable upon conversion will bear legends restricting their transfer, sale, conveyance or hypothecation unless they are either registered under the provisions of Section 5 of the Securities Act and the securities laws of the Bond Holder's state of domicile, or an opinion of legal counsel, in form and substance satisfactory to legal counsel to the Issuer is provided by the Bond Holder to the effect that such registration is not required as a result of applicable exemptions therefrom; provided that the Parties agree that it is their understanding that because the Bond was exchanged solely for existing securities of the Issuer (the Notes) and because conversion of the Bond for the Capital Stock will be solely in consideration for other securities of the Issuer, the holding period applicable prior to resale under Commission Rule 144(d) will, pursuant to the exchange of securities provisions of Commission Rule 144(d)(3)(ii), commence on the original date of the Notes for which this Bond has been exchanged.

               b. The Issuer's transfer agent shall be instructed not to transfer this Bond or any of the Capital Stock issued on conversion thereof unless the Issuer advises it that such transfer is in compliance with all applicable laws; and

               c. The Bond Holder is acquiring this Bond for its own account, for investment purposes only, and not with a view to further sale or distribution.

(c)      (1)   At  Yankees'  option,  the  Issuer  shall,  at its sole  cost and expense, register all of the Bonds and all of the securities into which they are convertible, with the Commission and State Blue
               Sky regulatory authorities, as required to permit their public sale.

         (2) In addition to Yankees' demand registration rights, in the event the Issuer files a registration statement during the term of this Agreement, it shall notify all of the Bond Holders either in writing or by publication in a newspaper of national circulation (e.g., USA Today or the Wall Street Journal) of such intent and shall, at the request of any of them, register their Bond(s) and the shares of Capital Stock underlying the conversion rights described herein, in such registration statement.

4.   Redemption and Prepayment:

     The Bonds will be non-redeemable and may not be prepaid.

5.   Notices:

(a) Any demand or notice made or given by the Bond Holder pursuant hereto or in connection herewith shall be made upon or given to the Issuer by registered mail, return receipt requested, postage prepaid, directed to the Issuer at its address as set forth on the latest Exchange Act report filed by the Issuer with the Commission, as reflected on the Commission's Internet web site (www.sec.gov), unless the Issuer has ceased filing such reports, in which case it shall be provided to the address maintained for the Issuer by the Office of the Secretary of State of the state in which it is then incorporated, but making or giving or attempting to make or give any demand or notice shall not waive any right granted hereunder or otherwise to act without demand or notice.

(b) Any demand or notice made or given by the Issuer to any Bond Holder pursuant hereto or in connection herewith shall be made upon or given to the by United States First Class Mail, postage prepaid, addressed to the address set forth on the face hereof or such other address as the Bond Holder has provided to the Issuer and the Issuer has listed in its securities registry records; or, at the Issuer's option, by publication in a newspaper of national circulation (e.g., USA Today or the Wall Street Journal).

6.   Dispute Resolution

(a) The Parties hereby covenant and agree that in the event that either is required to retain an attorney to assist it in enforcing the provisions of this Bond, the prevailing Party in such proceeding shall, by application to the subject tribunal, be entitled to recover from the other Party such costs, expenses and damages associated with the actions or failures to act which led to such decision, as such tribunal deems appropriate under the circumstances, including, without limitation, reasonable attorney's fees as actually paid throughout the course of any negotiations, trials or appeals, but shall exclude consequential or incidental damages.

(b) This note shall be governed by and construed in accordance with the laws of the State of Delaware but any proceedings arising hereunder shall be adjudicated before a forum located within the county in which the Issuer maintains its principal legal offices, or in the absence of any such offices, its principal administrative offices.

(c) In the event any provision of the Bond shall be deemed unenforceable under the laws binding on a tribunal adjudicating its validity, then the Parties hereby request that such tribunal reform this Bond in such manner as will most closely accomplish its purpose without violating applicable laws or public policies.

(d) By execution and delivery of this Bond, the Parties hereby irrevocably accept and submit to, for themselves and their successors in interest, generally and unconditionally, the personal jurisdiction of any tribunal meeting the requirements for venue set forth above.

(e) (1) The Parties hereby irrevocably consent to service of any summons and/or legal process by registered or certified United States mail, postage prepaid, to the Party served at the address determined in the manner hereinbefore set forth in this Bond for the provision of notice, such method of service to constitute, in every respect, sufficient and effective service of process in any such legal action or proceeding.

      (2) Nothing in this Agreement shall service of process in any other manner permitted by law.

      (3) The Parties further agree that final judgment against either of them in any legal action, suit or proceeding complying with the foregoing provisions shall be conclusive and may be enforced in any other jurisdiction, within or outside the United States of America, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of the subject Party's liability.

7.       Acceptance of Terms of this Agreement by the Bond Holders

     By accepting any of the rights granted under this Bond, the Bond Holder and all of the Bond Holder's successors in interest to any rights under this Bond shall be conclusively presumed to have accepted all obligations set forth herein as applying to Bond Holders, such acceptance constituting a condition precedent to any obligations of the Issuer to the Bond Holder or its successor in interest arising from the transaction reflected in this Bond.

8.       License

     This instrument is the property of Yankees, and has been licensed for use only in conjunction with this transaction. No one may utilize this form or any derivations thereof without the prior written consent of Yankees.

                                      * * *

     In Witness Whereof, the Issuer has executed this instrument on this ___ day of ____________, 2002.

                            Explorations Group, Inc.


                     By: ___________________________________
                           Michelle Tucker, President

[Corporate Seal]

                   Attest: ___________________________________
                          Vanessa H. Lindsey, Secretary

                                 CONVERSION FORM

     The Undersigned hereby irrevocably elects to convert $________ in principal and accrued interest due under this Bond into shares of the Issuer's Capital Stock, as provided for in this Bond.

               Instructions For Registration and Delivery of Stock

                      Please type or print in block letters

                              ---------------------
                                     (Name)

                        --------------------------------
           (Social Security or Federal Employer Identification Number)

                        --------------------------------

                        --------------------------------
                                    (Address)

Dated:  ___________
                                       -------------------------------------
                             Bond Holder's Signature

NOTICE: The signatures to this notice of conversion must correspond with the name as written upon the face of the Bond in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:



IMPORTANT: SIGNATURE MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL EXCHANGE OR BY A COMMERCIAL BANK OR A TRUST COMPANY!

                                 ASSIGNMENT FORM

     FOR  VALUE  RECEIVED,   _____________________  hereby  sells,  assigns  and
transfers unto


           -----------------------------------------------------------
                                      Name

           -----------------------------------------------------------
                                     Address

$_______________ of the principal amount and accrued interest of this Bond to which this Bond relates, and does hereby irrevocably constitute and appoint _______________________ attorney, to transfer the same on the books of the Issuer with full power of substitution in the premises.

Dated:  ___________
                                       -------------------------------------
                                             Bond Holder's Signature

NOTICE: The signatures to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.


Signature Guaranteed:



IMPORTANT: SIGNATURE MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL EXCHANGE OR BY A COMMERCIAL BANK OR A TRUST COMPANY!

                                 Exhibit 2(b)-3
                  Form of Full Recourse Secured Promissory Note

                      Full Recourse Secured Promissory Note

     $_______________ May 31, 2002 May 31, 2002 For Value Received, Explorations Group, Inc., a publicly held Delaware corporation with offices at Crystal Corporate Center; 2500 North Military Trail, Suite 225-D; Boca Raton, Florida 33431 ("Explorations"), hereby agrees to pay to the order of The Yankee Companies, LLC., a Florida limited liability company, with offices at The Crystal Corporate Center; 2500 North Military Trail, Suite 225; Boca Raton, Florida 33431 ("Yankees"), the principal sum of $____________, yielding interest commencing to run from the date hereof at a compound annual rate of 2% over the prime rate charged during the subject period by Citibank Bank, N.A. (New York
City) or its successor in interest to its most favored corporate borrowers for unsecured obligations having a term of one year or less, on the following terms:

                                     Terms:

1.  Incorporated Terms

    (a) The terms and provisions of the loan agreement entered into between Explorations and Yankees on May 6, 2002, a copy of which is annexed hereto and made a part hereof as exhibit 1 (the "Loan Agreement"), are hereby incorporated by reference as if here fully set forth.

    (b) Any provisions in this Note dealing with a subject or object also dealt with in the Loan Agreement will, to the extent of any inconsistencies, be deemed to provide Yankees with additional rights and options which will be exercisable in Yankees' sole discretion.

2.   Payments & Collateral

    (a) This Note will be for a term of one (1) year and will thereafter be payable upon written demand by Yankees.

    (b) Upon demand, payment will be made at the offices of Yankees or at such other address as Yankees may designate for such purpose.

    (c)   This Promissory Note is secured by all of the Assets of Explorations.

3.       Acceleration

     In the event that any payment due hereunder is not made when due, or on the occurrence of any one or more of the events of Default specified in the Loan Agreement, the entire unpaid principal, all accrued interest and any related reimbursements for costs and expenses will immediately become due and payable, without notice or demand, at the option of the holder hereof.

4.       Prepayments

     Explorations may prepay this Note, in whole or in part, without penalty, at any time, provided however, that any partial payments will first be applied to related reimbursable costs and expenses, then to interest, and then to principal.

5.   Assumption

    (a)

          This Note may be assigned at will by Yankees but will be assumable only with the express, prior written consent of Yankees.

    (b) In the event of any permitted assumption, all prior obligors will remain liable to Yankees as guarantors of the permitted assignee's performance but Yankees will have the right to enforce such guarantees directly against such guarantors without first having to seek performance, payment or relief from the permitted assignee.

6.   Demands & Notices

    (a) Any demand or notice made or given by Yankees pursuant hereto or in connection herewith, will be made on or given to Explorations and its successors in interest by registered mail, return receipt requested, postage prepaid, directed to Explorations' address provided above or such updated address as Yankees will have in its records, in each case with copies to Vanessa H. Lindsey, Chief Administrative Officer, The Yankee Companies, LLC., 5185 Southeast 20th Street; Ocala, Florida 34471, and to any legal counsel designated by Explorations; but making or giving, or attempting to make or give, any demand or notice will not waive any right granted hereunder or otherwise to act without demand or notice.

    (b) Notice will be effective when delivered by Yankees to United States Postal Service personnel, whether or not such personnel actually succeed in effecting delivery to Explorations or its successors in interest.

7.   Expenses

     Explorations hereby agrees to pay all expenses, including reasonable attorney's fees, which the holder may incur upon default or at maturity.

8.   Covenants

     Explorations and any guarantor, surety or endorser, and all others who are, or who may become, liable for the payment hereof:

    (a) Expressly consent to all extensions of time, renewals, postponements of time of payment of this Note, from time to time, prior to or after the day that such payments become due without notice, consent or consideration for any of the foregoing; and

    (b) Expressly agree to the additional release by Yankees of any party or person primarily liable herein or any portion of the Collateral.

9.   Enforcement

    (a) No delay by the holder in enforcing any covenant or right hereunder will be deemed a waiver of such covenant or right and no waiver by the holder of any particular provision hereof will be deemed a waiver of any other provision or a continuing waiver of such particular provision, and except as so expressly waived, all provisions hereof will continue in full force and effect.

    (b) This Note will be enforceable in the Courts of Broward County, Florida and Explorations consents to jurisdiction therein.



               Explorations Group, Inc. Negotiable Promissory Note - 2

10.  Special Waivers

     The undersigned, and all guarantors and all endorsers, hereby severally waive presentment for payment, protest and notice of protest for non-payment of this Note.

11.  Timeliness

     Time will be of the essence.

12.  License

    (a)   This form of Note is the property of Yankees .

    (b) The use hereof by the Parties is authorized hereby solely for purposes of this transaction, and the use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.


     In Witness Whereof, Explorations has caused this Note to be executed on its behalf by its duly authorized representatives as of the date first set forth below.

Signed, Sealed and Delivered
         In Our Presence
                                                  Explorations Group, Inc.
_______________________________

_______________________________              By: ______________________________
                                                     Michelle Tucker, President
Dated:   May 31, 2002

[Corporate Seal]                      Attest:  ________________________________
                                                  Vanessa H. Lindsey, Secretary

State of Florida           }
County of Marion           } ss.:

         Before Me, an officer duly authorized to administer oaths, did personally appear on this 31st day of May, 2002, Michelle Tucker and Vanessa H. Lindsey, known to me who, being duly sworn, did state that they are the duly elected and serving president and secretary of Explorations Group, Inc., a Delaware corporation ("Explorations"), and that pursuant to authority duly delegated by its board of directors, they executed the foregoing Note on behalf of Explorations, effective as of the date set forth therein. My commission expires:

         [Notarial Seal]                     _____________________________
                                                      Notary Public




               Explorations Group, Inc. Negotiable Promissory Note - 3

                                Exhibit 2(c)(2)
                                Acceptable Liens

                                      None